SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 15, 2006

(Date of earliest event report)
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777

(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On February 15, 2006, the Compensation Committee of the Board of Directors of Weyerhaeuser Company approved the following agreements to be entered into by the company and certain officers of the company:
(a)	Weyerhaeuser Company Long Term Incentive Plan Stock Option Agreement

(b)	Weyerhaeuser Company Long Term Incentive Plan Stock Option Agreement

(c)	Weyerhaeuser Company Long Term Incentive Plan Performance Plan Award Agreement

(d)	Weyerhaeuser Company Long Term Incentive Plan SAR Agreement

(e)	Weyerhaeuser Company Long Term Incentive Plan SAR Agreement (Tandem)

(f)	Weyerhaeuser Company Executive Change of Control Agreement (Tier 1)

(g)	Weyerhaeuser Company and Weyerhaeuser Company Limited Executive Change of Control Agreement (Tier 1)

(h)	Weyerhaeuser Company Executive Severance Agreement (Tier 1)
Copies of the agreements are attached hereto as Exhibits 10.1 through 10.7, to which reference is made for a full statement of their terms and provisions.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) The following items are filed as exhibits to this report:
10.1	Weyerhaeuser Company Long Term Incentive Plan Stock Option Agreement (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 – Commission File Number 1-4825)

10.2	Weyerhaeuser Company Long Term Incentive Plan Stock Option Agreement

10.3	Weyerhaeuser Company Long Term Incentive Plan Performance Plan Award Agreement

10.4	Weyerhaeuser Company Long Term Incentive Plan SAR Agreement (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 – Commission File Number 1-4825)

10.5	Weyerhaeuser Company Long Term Incentive Plan SAR Agreement (Tandem) (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 – Commission File Number 1-4825)

10.6	Weyerhaeuser Company Executive Change of Control Agreement (Tier 1) (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 – Commission File Number 1-4825)

10.7	Weyerhaeuser Company and Weyerhaeuser Company Limited Executive Change of Control Agreement (Tier 1) (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 – Commission File Number 1-4825)

10.8	Weyerhaeuser Company Executive Severance Agreement (Tier 1) (incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 – Commission File Number 1-4825)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman

	Its:	Vice President and
Chief Accounting Officer
Date: May 19, 2006